UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-21237
                                    ---------

                              Unified Series Trust
----------------------------------------------------------
(Exact name of registrant as specified in charter)

431 North Pennsylvania St.   Indianapolis, IN  46204
----------------------------------------------------
(Address of principal executive offices) (Zip code)

Lynn Wood
---------
Unified Fund Services, Inc.
---------------------------
431 N. Pennsylvania St.
-----------------------
Indianapolis, IN 46204
----------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000
                                                   --------------

Date of fiscal year end:   6/30
                           -----

Date of reporting period:  12/31/04
                           ---------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

[logo] IMS CAPITAL MANAGEMENT, INC.
       ----------------------------
       Building Wealth Wisely





                                        IMS Capital Value Fund
SEMI-ANNUAL REPORT                      IMS Strateic Income Fund
December 31, 2004                       IMS Strategic Allocation Fund




WWW.IMSCAPITAL.COM                  8995 S.E. Otty Road, Portland, Oregon 97266
Registered Investment Advisors              (503) 788-4200
since 1988

                               SHAREHOLDER LETTER

Dear Fellow Shareholders:

We are pleased to present the semi annual report for the IMS Family of Funds. This report covers the financial results and investment activity for the IMS Capital Value Fund, the IMS Strategic Income Fund, and the IMS Strategic Allocation Fund for the six months ended December 31, 2004.

During this reporting period, we witnessed an emotionally charged presidential campaign, five Federal Reserve Board interest rate hikes, a sharp runup in oil prices, continuing discord in Iraq, a rising trade deficit and a weakening dollar. At the same time, inflation remained benign and the economy continued on a path of steady growth. Fourth quarter GDP growth came in at 3.8% on an annualized basis.

For most of the year, the stock market posted lackluster returns until after the November election, when the market burst out of its 9-month trading range. Most of the market's 2004 returns were actually earned in November and December. The S&P 500's 1-year total return of 10.83%, including reinvested dividends, nearly matched its historical average since 1926 of 10.4% according to data reported by Ibbotson Associates.

Against this economic and market backdrop, we were pleased with the performance of the IMS Funds. For the year ended 2004, the IMS Capital Value Fund returned 12.85%, the IMS Strategic Income Fund returned 8.43%, and the IMS Strategic Allocation Fund returned 12.01%.

As of December 31, 2004, the IMS Family of Funds represented $162 million in total assets. This compares to $109 million on December 31, 2003. Effective August 31, we agreed to lower the IMS Capital Value Fund's total operating expenses (excluding taxes, brokerage costs and extraordinary expenses) to 1.48% of its average daily net assets through June 30, 2006. We anticipate lowering expenses for all our funds as they grow. In other news, we increased the availability of our funds to investors, which are now available with no transaction fees at Fidelity FundsNetwork(R). The IMS Capital Value Fund also is available with no transaction fees at Schwab One Source(R). IMS has been recognized by the media with coverage of the IMS Capital Value Fund appearing in Investors Business Daily (July 27, 2004) and Financial Advisor Magazine (October
2004). In addition, Money Magazine (October 2004) recognized the IMS Capital Value Fund as a top ten performer for its annualized returns in the mid-sized company category for the three years ended August 18, 2004.

As we begin the 2005 year, we anticipate modest gains in the market as corporate revenue and earnings growth continue. We believe that value-oriented small to mid cap stocks will lead returns this year and we have positioned our equity portfolios accordingly. With higher interest rates looming on the horizon, we continue to position the IMS Strategic Income Fund in securities that have significantly less exposure to rising rates than those securities held in typical bond funds. In 2004, the IMS Strategic Income

Fund had nearly twice the return of the Lehman Brothers Aggregate Bond Index. We believe the Fund is well positioned for the coming year.

In the following pages, you will find a more detailed discussion about activity in each of the Funds over the last six months. If you have any questions about the Funds or your account with us, please do not hesitate to call us directly at 1-800-408-8014.

Thank you for your continuing trust and confidence in the IMS Family of Funds.


Sincerely,
/s/ Carol W. Marker                         /s/ Art Nunes
Carl W.  Marker                             Art Nunes
Portfolio Manger                            Portfolio Manager

The general market views expressed in this report represent the opinions of IMS Capital Management and are not intended to predict or forecast the performance of any of the securities markets, indexes, or funds mentioned. Specific information that applies to your funds is contained in the following pages.

                             IMS CAPITAL VALUE FUND

Dear Shareholder,

For the six months ended December 31, 2004, the IMS Capital Value Fund returned 5.37%. For the year, the Fund posted a return of 12.85%. While the Fund handily beat the S&P 500 during the period, it underperformed its benchmark, the Russell Mid Cap Value Index, largely due to differing sector weightings. The Fund was underweighted, relative to the Russell Mid Cap Value Index, in energy and utilities, which performed well, and overweighted in healthcare and technology, which performed poorly.

Our strategy during the reporting period remained unchanged. We seek to maintain a diversified portfolio of undervalued, seasoned mid cap stocks with positive momentum in what we describe as our seven strategic focus areas or "fast moving streams" - those sectors or areas that we believe have generated the highest returns historically:

o        Healthcare
o        Technology
o        Financial Services
o Consolidating Industries (companies undergoing merger and acquisition activities)
o        Entertainment and Leisure
o        Communications
o Defensive Industries (industries that tend to hold up well in a down market such as banks, food, drugs, beverages, hospitals, domestic oil, etc.).

The best performing sectors in the portfolio during the period were Communications, up over 29%, and Basic Materials, up over 28%. In the Communications sector, Sprint posted a 41% return due to an increase in customers and increased revenue. In the Basic Materials sector, Monsanto returned over 44% due to a dividend increase, upwardly revised earnings estimates, favorable court rulings and the weaker dollar (a weak dollar benefits companies that export goods and services).

Our largest sector weighting, Financial Services, had nearly a 10% return for the period, and two of our financial stocks, AG Edwards and E*Trade, were among the best performing securities in the portfolio, up 27% and 34%, respectively.

In the healthcare sector, Humana, a top performer, was up over 75% during the period, as a result of beating earnings estimates and analyst upgrades.

Our Consumer Staples weighting was a drag on performance and our two holdings in this sector, Rite Aid and Tyson Foods, declined 30% and 12%, respectively. Rite Aid suffered due to a decline in net income and the negative sales impact of a slow starting flu season. Tyson Foods, maker of chicken, beef and pork products, suffered when it reported that higher grain costs would hinder its earnings.

New purchases to the portfolio during the period included Eastman Kodak, a consumer cyclical, which is in the business of helping people take, share, print and view images with a commitment to digital technology. A new position in the technology sector, the BISYS Group, Inc., provides outsourcing solutions that enable investment firms, insurance companies, and banks to more efficiently serve their customers, grow their businesses, and respond to evolving regulatory requirements. In the financial services area, we added CIGNA, which provides employers with benefits programs, including medical, dental, behavioral health, pharmacy and vision care benefits.

Looking ahead, we remain committed to our strategy of investing in mid cap value stocks that are seasoned and demonstrating positive business momentum. In the 2004 update to our mid cap stock study, we note once again that mid cap stocks have been the best performing asset class for the last 10, 15 and 20 calendar years, on a average annualized return basis. You can review this study on our web site at www.imscapital.com.

As always, we appreciate your investment in the IMS Capital Value Fund, and we look forward to serving you in the years ahead.

Sincerely,
/s/ Carl W. Market
Carl W.  Marker
Portfolio Manager

-------------------------------------------------------------------------------------------------------------
                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                   (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                                          SINCE INCEPTION
                                       SIX MONTHS        ONE YEAR        FIVE YEAR        (AUGUST 5, 1996)
                                      --------------  ---------------  ---------------  ---------------------

IMS Capital Value Fund*                       5.37%           12.85%           12.11%          13.09%

Russell Mid-Cap Value Index**                15.43%           23.70%           13.48%          14.09%

S&P 500 Index**                               7.15%           10.83%           -2.31%           9.12%

-------------------------------------------------------------------------------------------------------------

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-934-5550.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Russell Mid-Cap Value Index and the S&P 500 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund's portfolio.

     COMPARISON OF THE GROWTH OF A $10,000 INVESTMENT IN THE IMS CAPITAL VALUE FUND, THE RUSSELL MID-CAP VALUE INDEX AND THE S&P 500 INDEX

                                [GRAPH OMITTED]

                 IMS Capital            Russell Mid-Cap          S&P 500
                 Value Fund             Value Index              Index
                  ($28,074)             ($30,300)                ($20,833)

  8/5/1996        10,000.00             10,000.00                10,000.00
 6/30/1997        12,450.00             13,071.39                13,608.80
 6/30/1998        13,235.11             16,437.28                17,711.50
 6/30/1999        15,692.44             17,362.08                21,743.29
 6/30/2000        16,695.52             15,989.03                23,318.88
 6/30/2001        17,315.89             19,814.44                19,862.41
 6/30/2002        17,134.49             20,195.33                16,286.87
 6/30/2003        20,267.05             20,066.61                16,327.19
 6/30/2004        26,642.78             26,249.72                19,443.72
12/31/2004        28,074.30             30,300.00                20,833.20

         The chart above assumes an initial investment of $10,000 made on August 5, 1996 (commencement of Fund operations) and held through December 31, 2004. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

                          IMS STRATEGIC ALLOCATION FUND

Dear Shareholder,

The IMS Strategic Allocation Fund posted 9.02% for the six months ended December 2004 compared to its benchmark, the S&P 500, which posted 7.15% for the same period. For the quarter ended December 31, 2004, the IMS Strategic Allocation Fund returned 15.10% compared to the S&P 500's quarterly return of 9.23%. For the year ended December 31, 2004, the Fund posted 12.01% compared to the S&P 500 at 10.83%.

The last half of 2004 was marked by lackluster returns in the stock market until the November elections when the market burst out of its 9-month trading range. In this environment, the Fund posted its most powerful returns in the fourth quarter. Anticipating a rally at the end of the year, we had structured the portfolio to be 100% invested in equities and this rewarded shareholders in the Fund handsomely.

A strategy that held back Fund performance early in the period was our decision to overweight small and mid cap stocks. Because small and mid cap stocks took the brunt of the market decline in the third quarter, our overweighting contributed to the Fund's underperformance relative to the large cap S&P 500 Index.

Looking ahead, we are expecting equities to experience modest gains in 2005 following some market corrections that began in mid December. In order to maintain the most diversified portfolio possible, we will be committing a minimum of 30% of the Fund's holdings to fixed income. Given our outlook for rising short term rates, we expect to emphasize high quality adjustable rate bonds as well as high yield bonds, both of which we expect to outperform the broader bond market.

At the same time, we continue to believe that small and mid cap stocks, particularly in the value style, will lead the next equity market upturn, and we intend to build up weightings in these areas in anticipation of this event.

As always, the IMS Strategic Allocation Fund is focused on maximizing returns by emphasizing areas of the market we believe are best positioned for growth. We also are intent on risk management, which is accomplished through broad diversification and avoidance of what we perceive to be higher risk areas of the market. We believe that the financial markets will present investors with some unique challenges in the coming months and the IMS Strategic Allocation Fund's flexible investment strategy is designed to help shareholders effectively navigate through these.

Thank you for your investment in the IMS Strategic Allocation Fund. We appreciate your business and look forward to serving your needs for many years to come.

Sincerely,

/S/ Art Nunes                                        /s/ Carl W. Market
Art Nunes                                            Carl W. Marker
Co-Portfolio Manager                                 Co-Portfolio Manager

--------------------------------------------------------------------------------------------------
                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                 (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                             SINCE INCEPTION
                                         SIX MONTHS       ONE YEAR         (NOVEMBER 5, 2002)
                                       ---------------  --------------  --------------------------

IMS Strategic Allocation Fund*                  9.19%          12.01%            15.11%

S&P 500 Index**                                 7.15%          10.83%            15.92%

--------------------------------------------------------------------------------------------------

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-934-5550.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund's portfolio.

COMPARISON OF THE GROWTH OF A $10,000 INVESTMENT IN THE IMS STRATEGIC ALLOCATION
                           FUND AND THE S&P 500 INDEX


                                [GRAPH OMITTED]

                        IMS Strategic          S&P 500
                        Allocation Fund        Index
                        ($13,560)             ($13,751)

      11/5/2002         10,000.00             10,000.00
     12/31/2002          9,660.00              9,643.31
      3/31/2003          9,070.00              9,339.62
      6/30/2003         10,560.00             10,776.57
      9/30/2003         10,750.00             11,061.79
     12/31/2003         12,105.81             12,406.71
      3/31/2004         12,560.16             12,616.69
      6/30/2004         12,418.81             12,833.59
     12/31/2004         13,559.56             13,750.70


         The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through December 31, 2004. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

                            IMS STRATEGIC INCOME FUND

Dear Shareholder,

For the six months ended December 2004, the Fund posted a total return of 11.00% compared to its benchmark, the Merrill Lynch US Corporate Index , which posted 5.56% for the same period. The Fund's 12-month yield ended December 31 was 6.06%.

We started the period by increasing our emphasis in high yield bonds, high dividend paying common stocks, floating rate bonds, business income trusts and convertible preferred stocks. The income stream paid by many of these securities helped cushion the Fund's returns in the third quarter when many equity funds lost money.

The Fund also benefited from strong performance by our business and energy trusts during the period, as well as emerging market debt and high yield bonds. A business or energy trust is similar to a REIT, in that it is required to pay out the bulk of its income to shareholders. Emerging market debt and high yield bonds are appealing because they have less sensitivity to rising interest rates.

In the business trust sector, KCP Income Fund was up about 43% during the period due to its agreement with Colgate Palmolive to produce bleach for them in certain Canadian markets. The deal, according to the company, is expected to contribute 6% to future revenue. In the energy trust sector, Pengrowth Energy Trust was up nearly 49% for the period as a result of several months of rising oil prices.

Trico Marine, a high yield bond, was up nearly 23% due to investors' positive reaction to its reorganization.

Our single largest position is JP Morgan Emerging Markets Debt, which returned over 14% for the period.

Holding back performance in the Fund was Pfizer, in the dividend-stock paying category, which suffered due to the negative press surrounding its Celebrex drug and the potential to cause heart problems. Also holding back performance during the period was Strum Ruger, a gun manufacturer and dividend-paying stock, whose net income fell significantly during the period.

We believe the IMS Strategic Income Fund offers investors an intelligent alternative to traditional fixed income funds. As you may be aware, investment-grade bonds and Treasuries tend to suffer when interest rates are on the rise. For this reason, the Fund chooses to hold a wide variety of income-producing securities with very little exposure to bonds that are highly sensitive to interest rates. We seek to provide steady income with a a fairly stable share price. The IMS Strategic Income Fund has paid a dividend every month since its November 2002 inception. The Fund's holdings include high yield bonds, which tend to trade on the performance of the underlying business and pay higher yields in exchange for higher credit risk, floating rate bonds, whose yields tend to go up in conjunction with rising interest rates, REITs (real estate investment trusts), which are companies that buy, develop, and manage real estate, convertible bonds, emerging market bonds, business income trusts and oil royalty trusts. The Fund also invests in equity securities that pay income, such as dividend-paying common, preferred, and convertible preferred stocks.

Our outlook calls for subdued stock returns in 2005 and mildly rising interest rates, so we plan to gradually lighten our equity holdings and redeploy these assets into high yield bonds and other income-producing securities.

As always, we are committed to generating high current income for our shareholders while seeking a steady share price. Since the Fund was launched in late 2002, it has grown to nearly $60 million in assets, thanks to a combination of good returns and investor cash flow.

We appreciate your selection of IMS Strategic Income Fund for your investment and we look forward to serving you in the months and years to come.

Sincerely,

/S/ Carl W. Marker
Carl W.  Marker
Portfolio Manager

-----------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                             (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                                       SINCE INCEPTION
                                                    SIX MONTHS       ONE YEAR        (NOVEMBER 5, 2002)
                                                  --------------- ---------------  ------------------------

IMS Strategic Income Fund*                                11.00%           8.43%           12.70%

Merrill Lynch US Corporate Master Index**                  5.56%           5.41%            8.62%

-----------------------------------------------------------------------------------------------------------

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-934-5550.

 * Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Merrill Lynch US Corporate Master Index is a widely recognized unmanaged index of fixed income prices and is representative of a broader market and range of securities than is found in the Fund's portfolio.

COMPARISON OF THE GROWTH OF A $10,000 INVESTMENT IN THE IMS STRATEGIC INCOME
              FUND AND THE MERRILL LYNCH US CORPORATE MASTER INDEX

                                [GRAPH OMITTED]

                       IMS Strategic          Merrill Lynch US
                       Income Fund            Corporate Master Index
                       ($13,131)              ($11,964)

      11/5/2002         10,000.00             10,000.00
     12/31/2002         10,566.73             10,478.40
      3/31/2003         11,700.06             10,743.75
      6/30/2003         11,808.85             11,278.43
      9/30/2003         11,657.77             11,275.73
     12/31/2003         11,946.13             11,349.15
      3/31/2004         12,093.05             11,723.70
      6/30/2004         11,669.08             11,333.77
     12/31/2004         13,131.48             11,963.66


       The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through December 31, 2004. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

FUND HOLDINGS - (UNAUDITED)
-------------

IMS CAPITAL VALUE FUND PORTFOLIO HOLDINGS DECEMBER 31, 2004 1

                                [CHART OMITTED]

Companies with Market Cap $1 to $15 Billion           94.21%
Other Companies                                        4.65%
Money Market Securities                                1.21%
Liabilities in excess of cash and other assets       (0.07)%

1 As a percent of net assets.

The Fund generally invest in the common stocks of mid-sized U.S. companies. Companies selected generally will have total market capitalization of $1 to $15 billion.

IMS STRATEGIC ALLOCATION FUND HOLDINGS DECEMBER 31, 2004 1

                                [CHART OMITTED]

Exchange Traded Funds                                 52.30%
Mutual Funds                                          47.11%
Money Market Securities                                0.78%
Liabilities in excess of cash and other assets       (0.19)%

1 As a percent of net assets.

From time to time, the Fund may be fully invested in equity securities or ETFs that invest in equity securities represented by various indices.

IMS STRATEGIC INCOME FUND HOLDINGS DECEMBER 31, 2004 1

                                [CHART OMITTED]

Common Stocks                                        39.18%
Preferred Securities                                  9.47%
Open End Mutual Funds                                18.12%
Corporate Bonds                                      30.82%
Certificates of Deposit                               0.00%
Money Market Securities                               2.66%
Liabilities in excess of cash and other assets      (0.25)%

1 As a percent of net assets.

The Fund's advisor, IMS Capital Management, Inc., has the flexibility to invest in a broad range of income producing securities in order to produce current income.

AVAILABILITY OF PORTFOLIO SCHEDULE - (UNAUDITED)
----------------------------------

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available at the SEC's website at www.sec.gov. The Funds' Form N-Qs may be reviewed and copied at the Public
------------
Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SUMMARY OF FUNDS' EXPENSES - (UNAUDITED)
--------------------------

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 through December 31, 2004).

Actual Expenses
---------------

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
--------------------------------------------

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------
                                                                                        EXPENSES PAID
IMS FUNDS                               BEGINNING                  ENDING               DURING PERIOD*
                                      ACCOUNT VALUE            ACCOUNT VALUE            JULY 1, 2004 -
                                       JULY 1, 2004          DECEMBER 31, 2004        DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------

CAPITAL VALUE FUND

    Actual (5.37% return**)             $ 1,000.00               $ 1,053.73             $   7.84

    Hypothetical***                     $ 1,000.00               $ 1,017.57             $   7.70

-----------------------------------------------------------------------------------------------------------
ALLOCATION FUND

    Actual (9.19% return**)             $ 1,000.00               $ 1,091.86             $  10.36

    Hypothetical***                     $ 1,000.00               $ 1,015.30             $   9.98

-----------------------------------------------------------------------------------------------------------
INCOME FUND

   Actual (11.00% return**)             $ 1,000.00               $ 1,110.03             $   9.15

   Hypothetical***                      $ 1,000.00               $ 1,016.53             $   8.75

-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios for the Capital Value Fund, Allocation Fund and the Income Fund were 1.51%, 1.96%, and 1.72%, respectively.
** Returns are with expenses and not annualized.
*** Assumes a 5% annual return before expenses.

IMS FUNDS
IMS CAPITAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
(UNAUDITED)

COMMON STOCKS - 98.86%                                              SHARES             VALUE
                                                                   ----------      --------------

AEROSPACE TECHNOLOGIES - 2.29%
Alliant Techsystems, Inc. (a)                                         28,300         $ 1,850,254
                                                                                   --------------

BANKS & FINANCIAL SERVICES - 12.84%
A.G. Edwards, Inc.                                                    30,200           1,304,942
BISYS Group, Inc. (a)                                                 49,600             815,920
E*Trade Group, Inc. (a)                                              184,100           2,752,295
First Horizon National Corp.                                          34,100           1,470,051
Huntington Bancshares, Inc.                                           95,300           2,361,534
T. Rowe Price Associates, Inc.                                        27,000           1,679,400
                                                                                   --------------
                                                                                      10,384,142
                                                                                   --------------

CHEMICALS - 5.06%
Cytec Industries, Inc.                                                33,300           1,712,286
Monsanto Company                                                      42,900           2,383,095
                                                                                   --------------
                                                                                       4,095,381
                                                                                   --------------

COMMUNICATIONS - 7.96%
Centurytel, Inc.                                                      65,900           2,337,473
Harris Corp.                                                          29,200           1,804,268
Sprint Corp.                                                          55,200           1,371,720
Tellabs, Inc. (a)                                                    107,300             921,707
                                                                                   --------------
                                                                                       6,435,168
                                                                                   --------------

COMPUTER RELATED SERVICES & EQUIPMENT - 12.02%
Amdocs Ltd. (a)                                                       46,700           1,225,875
CheckFree Corp. (a)                                                   27,300           1,039,584
Check Point Software Technologies Ltd. (a)                            32,700             805,401
Computer Sciences Corp.  (a)                                          68,900           3,883,893
SunGard Data Systems, Inc. (a)                                        60,400           1,711,132
Unisys Corp. (a)                                                     103,800           1,056,684
                                                                                   --------------
                                                                                       9,722,569
                                                                                   --------------

CONSUMER DISCRETIONARY GOODS - 0.95%
Eastman Kodak Company                                                 23,900             770,775
                                                                                   --------------

ELECTRICAL COMPONENTS - 3.69%
Arrow Electronics, Inc. (a)                                           31,000             753,300
LSI Logic Corp. (a)                                                  267,100           1,463,708
Thomas & Betts Corporation (a)                                        24,900             765,675
                                                                                   --------------
                                                                                       2,982,683
                                                                                   --------------

ENERGY - 2.84%
Amerada Hess Corp.                                                    15,500           1,276,890
Xcel Energy, Inc.                                                     55,800           1,015,560
                                                                                   --------------
                                                                                       2,292,450
                                                                                   --------------

FOOD & BEVERAGE - 5.82%
PepsiAmericas, Inc.                                                  108,200           2,298,168
Tyson Foods, Inc. - Class A                                          131,000           2,410,400
                                                                                   --------------
                                                                                       4,708,568
                                                                                   --------------

HEALTHCARE - 14.17%
Apria Healthcare Group, Inc. (a)                                      67,300           2,217,535
CIGNA Corporation                                                      8,500             693,345
Gentiva Health Services, Inc. (a)                                    103,900           1,737,208
Humana, Inc. (a)                                                     121,600           3,610,304
LifePoint Hospitals, Inc. (a)                                         43,300           1,507,706
Manor Care, Inc.                                                      47,700           1,690,011
                                                                                   --------------
                                                                                      11,456,109
                                                                                   --------------

See accompanying notes which are an integral part of the financial statements.

IMS FUNDS
IMS CAPITAL VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(UNAUDITED)

COMMON STOCKS - 98.86% - CONTINUED                                  SHARES             VALUE
                                                                   ----------      --------------

INSURANCE - 11.18%
Aon Corp.                                                             87,800         $ 2,094,908
Lincoln National Corp.                                                59,100           2,758,788
Loews Corp.                                                           21,300           1,497,390
Nationwide Financial Services, Inc. - Class A                         70,400           2,691,392
                                                                                   --------------
                                                                                       9,042,478
                                                                                   --------------

MISCELLANEOUS FURNITURE & FIXTURES - 1.52%
Hillenbrand Industries, Inc.                                          22,100           1,227,434
                                                                                   --------------

PERSONAL SERVICES - 9.91%
Cendant Corp.                                                         28,000             654,640
Equifax, Inc.                                                         69,200           1,944,520
H & R Block, Inc.                                                     31,600           1,548,400
Service Corporation International (a)                                518,300           3,861,335
                                                                                   --------------
                                                                                       8,008,895
                                                                                   --------------

PHARMACEUTICAL GOODS - 5.27%
Bausch & Lomb, Inc.                                                   23,500           1,514,810
King Pharmaceuticals, Inc. (a)                                       138,600           1,718,640
Watson Pharmaceuticals, Inc. (a)                                      31,200           1,023,672
                                                                                   --------------
                                                                                       4,257,122
                                                                                   --------------

REFUSE SYSTEMS - 2.14%
Republic Services, Inc.                                               51,700           1,734,018
                                                                                   --------------

RETAIL  - 1.20%
Rite Aid Corp. (a)                                                   266,000             973,560
                                                                                   --------------

TOTAL COMMON STOCKS (COST $64,020,074)                                                79,941,606
                                                                                   --------------

MONEY MARKET SECURITIES - 1.21%
First American Prime Obligations Fund, 2.02%  (b)                    977,174             977,174
                                                                                   --------------

TOTAL MONEY MARKET SECURITIES (COST $977,174)                                            977,174
                                                                                   --------------

TOTAL INVESTMENTS (COST $64,997,248) - 100.07%                                     $   80,918,780
                                                                                   --------------

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS - (0.07)%                                 (58,148)
                                                                                   --------------

TOTAL NET ASSETS - 100.00%                                                         $   80,860,632
                                                                                   ==============

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the yield at December 31, 2004.


See accompanying notes which are an integral part of the financial statements.

IMS FUNDS
IMS STRATEGIC ALLOCATION FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
(UNAUDITED)

EXCHANGE TRADED FUNDS - 52.30%                                                         SHARES                     VALUE
                                                                                    -------------             --------------

iShares S&P 500 / BARRA Growth Index Fund                                                8,700                 $ 503,730
iShares S&P 500 / BARRA Value Index Fund                                                 9,100                   572,208
iShares S&P MidCap 400 / BARRA Growth Index Fund                                         6,000                   810,180
iShares S&P MidCap 400 / BARRA Value Index Fund                                          6,400                   826,880
iShares S&P SmallCap 600 / BARRA Growth Index Fund                                       9,800                 1,053,598
iShares S&P SmallCap 600 / BARRA Value Index Fund                                        8,700                 1,059,660
Rydex S&P Equal Weight Fund                                                             47,300                 7,386,368
                                                                                                              --------------

TOTAL EXCHANGE TRADED FUNDS (COST $10,492,595)                                                                12,212,624
                                                                                                              --------------

MUTUAL FUNDS - 47.11%

Rydex Dynamic Velocity 100 Fund (a)                                                    223,576                 5,079,652
Rydex Series Trust - Juno Fund (a)                                                      22,622                   433,892
Rydex Series Trust - Nova Fund (a)                                                     203,381                 5,489,243
                                                                                                              --------------

TOTAL MUTUAL FUNDS (COST $9,340,000)                                                                          11,002,787
                                                                                                              --------------

MONEY MARKET SECURITIES - 0.78%
First American Prime Obligations Fund, 2.02%  (b)                                      182,748                   182,748
                                                                                                              --------------

TOTAL MONEY MARKET SECURITIES (COST $182,748)                                                                    182,748
                                                                                                              --------------

TOTAL INVESTMENTS (COST $20,015,343) - 100.19%                                                               $23,398,159
                                                                                                              --------------

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS - (0.19)%                                                         (22,776)
                                                                                                              --------------

TOTAL NET ASSETS - 100.00%                                                                                   $23,375,383
                                                                                                              ==============

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the yield at December 31, 2004.


See accompanying notes which are an integral part of the financial statements.

IMS FUNDS
IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
(UNAUDITED)

COMMON STOCKS - 39.18%                                                SHARES            VALUE
                                                                   -------------     -------------

AUTOMOTIVE PARTS - 0.99%
Genuine Parts Company                                                    13,100      $    577,186
                                                                                     -------------

CHEMICALS - 2.06%
Dow Chemical Company (a)                                                 11,700           579,267
Olin Corp.                                                               28,200           620,964
                                                                                     -------------
                                                                                        1,200,231
                                                                                     -------------

CRUDE PETROLEUM & NATURAL GAS - 7.73%
Enterprise Products Partners LP                                          33,900           876,654
Hugoton Royalty Trust                                                    35,500           930,100
Pengrowth Energy Trust                                                   54,000         1,124,280
Petrofund Energy Trust                                                   54,550           711,332
Provident Energy Trust                                                   91,600           868,368
                                                                                     -------------
                                                                                        4,510,734
                                                                                     -------------

DIVERSIFIED CONGLOMERATES - 1.88%
Altria Group, Inc. (a)                                                   10,100           617,110
Unilever NV (a) (b)                                                       7,200           480,312
                                                                                     -------------
                                                                                        1,097,422
                                                                                     -------------

FIREARMS - 0.67%
Sturm, Ruger & Company, Inc.                                             43,000           388,290
                                                                                     -------------

FOOD & BEVERAGE - 2.92%
ConAgra Foods, Inc.                                                      26,800           789,260
H.J. Heinz Company                                                       23,500           916,265
                                                                                     -------------
                                                                                        1,705,525
                                                                                     -------------

FORESTRY - 1.02%
Weyerhaeuser Company                                                      8,800           591,536
                                                                                     -------------

INVESTMENT ADVICE - 5.11%
Alliance Capital Management Holding LP                                   31,400         1,318,800
JPMorgan Chase & Co.                                                     42,600         1,661,826
                                                                                     -------------
                                                                                        2,980,626
                                                                                     -------------

OFFICE EQUIPMENT - 0.87%
Pitney Bowes, Inc.                                                       11,000           509,080
                                                                                     -------------

PACKAGING PRODUCTS - 3.09%
Chesapeake Corp.                                                         21,400           581,224
Newell Rubbermaid, Inc.                                                  28,000           676,480
Tupperware Corp.                                                         26,200           542,864
                                                                                     -------------
                                                                                        1,800,568
                                                                                     -------------

PHARMACEUTICAL PREPARATIONS - 3.84%
Eli Lilly and Company (a)                                                10,500           595,875
Merck & Co., Inc. (a)                                                    35,400         1,137,756
Pfizer, Inc. (a)                                                         18,900           508,221
                                                                                     -------------
                                                                                        2,241,852
                                                                                     -------------

REAL ESTATE INVESTMENT TRUSTS - 1.39%
Thornburg Mortgage, Inc.                                                 28,000           810,880
                                                                                     -------------

SERVICES - 3.83%
GATX Corp.                                                               19,000           561,640
R.R. Donnelly & Sons Company                                             16,600           585,814
The ServiceMaster Company                                                40,700           561,253
Traffix, Inc.                                                            83,000           527,050
                                                                                     -------------
                                                                                        2,235,757
                                                                                     -------------

See accompanying notes which are an integral part of the financial statements.

IMS FUNDS
IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(UNAUDITED)

COMMON STOCKS - 39.18% - CONTINUED                                    SHARES            VALUE
                                                                   -------------     -------------

TELEPHONE COMMUNICATIONS  - 2.70%
SBC Communications, Inc. (a)                                             37,100       $   956,067
Telefonos de Mexico SA de CV (Telmex) (d)                                16,200           620,784
                                                                                     -------------
                                                                                        1,576,851
                                                                                     -------------

TOBACCO PRODUCTS - 1.08%
UST, Inc.                                                                13,100           630,241
                                                                                     -------------

TOTAL COMMON STOCKS (COST $21,178,403)                                                 22,856,779
                                                                                     -------------

PREFERRED SECURITIES - 9.47%

AES Trust III, 6.750%                                                    11,500           566,375
Ameren Corp., 9.750%                                                     43,000         1,247,000
Felcor Lodging Trust, Inc., $1.95                                        57,400         1,442,175
Hillman Group Capital Trust, 11.600%                                     40,400         1,179,680
Metropolitan Mortgage & Securities, Inc., 9.9984% (e)                    63,400                 -
United Rentals Trust, 6.500% (c)                                         11,500           498,813
Western United Holding, 8.5008% (f)                                      48,404           592,949
                                                                                     -------------

TOTAL PREFERRED SECURITIES (COST $7,136,134)                                            5,526,992
                                                                                     -------------

OPEN END MUTUAL FUNDS - 18.12%

ACS Media Income Fund                                                    66,600           522,810
Arctic Glacier Income Fund                                               55,500           556,110
Connors Bros. Income Fund                                                41,600           647,712
J.P. Morgan Fleming Emerging Markets Debt Fund                          393,706         3,500,044
KCP Income Fund                                                          74,000           700,040
Kelmoore Strategy Fund                                                  616,959         2,190,204
Rydex Series Trust - Juno Fund (c)                                       51,375           985,366
Specialty Foods Group Income Fund (c)                                   180,000           676,800
TransForce Income Fund                                                   62,500           794,375
                                                                                     -------------

TOTAL MUTUAL FUNDS (COST $9,929,136)                                                   10,573,461
                                                                                     -------------

                                                                    PRINCIPAL
CORPORATE BONDS - 30.82%                                              AMOUNT
                                                                   -------------

Bally Total Fitness Holdings, Series D, 9.875%, 10/15/2007          $ 1,300,000         1,124,500
Charter Communications Holdings, LLC, 10.750%, 10/1/2009              1,000,000           915,000
Dobson Communications Corp., 8.875%, 10/1/2013                          600,000           424,500
Fairfax Financial Holdings, 7.375%, 4/15/2018                         1,525,000         1,456,375
Integrated Electrical Services, 9.375%, 2/1/2009                      1,100,000         1,039,500
Land O Lakes, Inc., 8.750%, 11/15/2011                                1,500,000         1,500,000
Level 3 Communications, Inc., 11.250%, 3/15/2010                      2,000,000         1,690,000
Level 3 Communications, Inc., 6.000%, 3/15/2010                         500,000           295,000
Lucent Technologies, 6.450%, 3/15/2029                                2,000,000         1,820,000
Qwest Capital Funding, 7.625%, 8/3/2021                               1,475,000         1,323,813
Regeneron Pharmaceutical, 5.500%, 10/17/2008                            500,000           486,875
Remington Arms Company, 10.500%, 2/1/2011                             1,200,000         1,164,000
Sonat, Inc., 7.625%, 7/15/2011                                          600,000           624,000
Tenet Healthcare Corp., 6.375%, 12/1/2011                             1,200,000         1,119,000
Trico Marine Services, Inc., 8.875%, 5/15/2012 (g)                      800,000           526,000
Winn-Dixie Stores, Inc., 8.875%, 4/1/2008                             2,600,000         2,470,000
                                                                                     -------------

TOTAL CORPORATE BONDS (COST $17,272,265)                                               17,978,563
                                                                                     -------------


See accompanying notes which are an integral part of the financial statements.

IMS FUNDS
IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(UNAUDITED)

                                                                    PRINCIPAL
CERTIFICATES OF DEPOSIT - 0.00%                                       AMOUNT            VALUE
                                                                   -------------     -------------

Summit Securities CD, 8.50%, 11/29/2007 (h)                         $   250,000        $        -
Summit Securities CD, 8.50%, 12/26/2007 (h)                             300,000                 -
                                                                                     -------------

TOTAL CERTIFICATES OF DEPOSIT (COST $550,000)                                                   -
                                                                                     -------------

MONEY MARKET SECURITIES - 2.66%                                       SHARES
                                                                   -------------

First American Prime Obligations Fund, 2.02%  (i)                     1,550,466         1,550,466
                                                                                     -------------

TOTAL MONEY MARKET SECURITIES (COST $1,550,466)                                         1,550,466
                                                                                     -------------

TOTAL INVESTMENTS (COST $57,616,404) - 100.25%                                       $  58,486,261
                                                                                     -------------

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS - (0.25)%                                 (146,772)
                                                                                     -------------

TOTAL NET ASSETS - 100.00%                                                           $  58,339,489
                                                                                     =============

(a) Portion of security is pledged as collateral for call options written.
(b) New York Registry.
(c) Non-income producing.
(d) American Depositary Receipts.
(e) As of December 31, 2004, this security is currently valued at zero due to bankruptcy.
(f) As of December 31, 2004, subsidiary companies have filed bankruptcy.
(g) As of December 31, 2004, issue is in default.
(h) As of December 31, 2004, company has filed bankruptcy. All interest and principal payments have been halted.
(i) Variable rate security; the coupon rate shown represents the rate at December 31, 2004.

See accompanying notes which are an integral part of the financial statements.

IMS FUNDS
IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(UNAUDITED)

CALL OPTIONS WRITTEN
                                                                      SHARES
                                                                     SUBJECT
COMMON STOCKS / EXPIRATION DATE @ EXERCISE PRICE                     TO CALL            VALUE
-----------------------------------------------------------------  -------------     -------------

Altria Group, Inc. / January 2005 @ $65                                  10,100           $ 2,525
Dow Chemical Company / January 2005 @ $55                                11,700               585
Eli Lilly and Company / January 2005 @ $65                               10,500               525
Merck & Co., Inc. / January 2005 @ $35                                   35,400             3,540
Pfizer, Inc. / January 2005 @ $32.50                                     18,900               945
SBC Communications, Inc. / January 2005 @ $27.50                          3,700               185
Unilever NV / November 2004 @ $65                                         1,900               285
                                                                   -------------     -------------

TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED $10,131)                   92,200           $ 8,590
                                                                   -------------     -------------

See accompanying notes which are an integral part of the financial statements.

IMS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
(UNAUDITED)

                                                                    IMS CAPITAL     IMS STRATEGIC      IMS STRATEGIC
                                                                     VALUE FUND    ALLOCATION FUND      INCOME FUND
                                                                   --------------- -----------------  -----------------

ASSETS
Investments in securities:
   At cost                                                           $ 64,997,248      $ 20,015,343       $ 57,616,404
                                                                   =============== =================  =================
   At value                                                          $ 80,918,780      $ 23,398,159       $ 58,486,261

Dividends receivable                                                       97,837            20,503            200,372
Receivable for fund shares sold                                            48,892            14,963             37,458
Prepaid expenses                                                           15,715             3,367              4,936
Interest receivable                                                         1,474               348            440,189
                                                                   --------------- -----------------  -----------------
     TOTAL ASSETS                                                      81,082,698        23,437,340         59,169,216
                                                                   --------------- -----------------  -----------------

LIABILITIES
Call options written (premiums received $10,131)                                -                 -              8,590
Payable to custodian (cash)                                                61,544            21,916             73,376
Payable for fund shares redeemed                                           81,605             9,993            462,247
Payable to advisor                                                         43,921             8,184             62,313
Accrued expenses                                                           19,606            18,208             20,952
Payable to affiliates                                                      14,708             2,974              8,298
Payable to trustees and officers                                              682               682                273
Payable for investments purchased                                               -                 -            193,645
Income distribution payable                                                     -                 -                 33
                                                                   --------------- -----------------  -----------------
     TOTAL LIABILITIES                                                    222,066            61,957            829,727
                                                                   --------------- -----------------  -----------------


NET ASSETS:                                                          $ 80,860,632      $ 23,375,383       $ 58,339,489
                                                                   =============== =================  =================

NET ASSETS CONSIST OF:
Paid in capital                                                      $ 65,076,848      $ 20,241,736       $ 58,605,842
Accumulated undistributed net investment income (loss)                   (170,776)         (147,279)           569,248
Accumulated undistributed net realized gain (loss) on:
     Investments                                                           33,028          (101,890)        (1,962,023)
     Options                                                                    -                 -            255,025
Net unrealized appreciation on:
     Investments                                                       15,921,532         3,382,816            869,856
     Options                                                                    -                 -              1,541
                                                                   --------------- -----------------  -----------------

                                                                     $ 80,860,632      $ 23,375,383       $ 58,339,489
                                                                   =============== =================  =================

Shares outstanding                                                      4,506,828         1,752,844          5,359,013
                                                                   --------------- -----------------  -----------------
    (unlimited number of shares authorized)

NET ASSET VALUE AND OFFERING
  PRICE PER SHARE                                                         $ 17.94           $ 13.34            $ 10.89
                                                                   =============== =================  =================

REDEMPTION PRICE PER SHARE (A)                                            $ 17.85           $ 13.27            $ 10.84
                                                                   =============== =================  =================

(a) The redemption price per share reflects a redemption fee of 0.50% on shares redeemed within 90 days of purchase.


See accompanying notes which are an integral part of the financial statements.

IMS FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2004
(UNAUDITED)

                                                               IMS CAPITAL          IMS STRATEGIC        IMS STRATEGIC
                                                                VALUE FUND         ALLOCATION FUND        INCOME FUND
                                                            -------------------   -------------------   ----------------


INVESTMENT INCOME
Dividend income                                                      $ 416,063              $ 47,198        $ 1,701,042
Interest income                                                         30,254                10,158            859,787
                                                            -------------------   -------------------   ----------------
  TOTAL INCOME                                                         446,317                57,356          2,560,829
                                                            -------------------   -------------------   ----------------

EXPENSES
Investment advisor expenses                                            513,913               131,123            349,166
Administration expenses                                                 35,543                15,100             30,103
Transfer agent expenses                                                 27,032                11,417             15,242
Fund accounting expenses                                                21,308                 9,019             13,461
Registration expenses                                                   18,174                 4,846              7,600
Legal expenses                                                          15,383                10,416             11,373
Audit expenses                                                          13,439                 6,885             12,872
Printing expenses                                                        9,783                 4,709              5,526
Custodian expenses                                                       7,293                 5,037             11,774
Insurance expenses                                                       5,232                 1,030              4,576
Trustee and officer expenses                                             4,024                 3,843              2,538
Pricing expenses                                                         1,995                   749              5,111
Miscellaneous expenses                                                   1,959                   461              1,617
Advisor reimbursement recouped (a)                                           -                     -              6,302
                                                            -------------------   -------------------   ----------------
  TOTAL EXPENSES BEFORE WAIVER OF FEES                                 675,078               204,635            477,261
Waived advisory fees (a)                                               (57,985)                    -                  -
                                                            -------------------   -------------------   ----------------
Net expenses                                                           617,093               204,635            477,261
                                                            -------------------   -------------------   ----------------
NET INVESTMENT INCOME (LOSS)                                          (170,776)             (147,279)         2,083,568
                                                            -------------------   -------------------   ----------------


REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investment securities                      169,059              (457,031)        (1,724,744)
Net realized gain on option transactions                                     -                     -            255,025
Change in unrealized appreciation (depreciation) on:
   Investments                                                       3,420,958             2,558,301          5,466,018
   Options                                                                   -                     -           (135,655)
                                                            -------------------   -------------------   ----------------
Net realized and unrealized gain on investment securities            3,590,017             2,101,270          3,996,299
                                                            -------------------   -------------------   ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 3,419,241           $ 1,953,991        $ 6,079,867
                                                            ===================   ===================   ================

(a) See note 3 to the financial statements.


See accompanying notes which are an integral part of the financial statements.

IMS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                IMS CAPITAL
                                                                                VALUE FUND
                                                                 ----------------------------------------------

                                                                     SIX MONTHS ENDED
                                                                    DECEMBER 31, 2004          YEAR ENDED
                                                                     (UNAUDITED)             JUNE 30, 2004
                                                                --------------------     ---------------------
INCREASE/(DECREASE) IN NET ASSETS DUE TO:
OPERATIONS
  Net investment loss                                                     $ (170,776)         $       (363,122)
  Net realized gain on investments                                           169,059                 6,421,483
  Net realized (loss) on option transactions                                       -                   (26,707)
  Change in unrealized appreciation (depreciation) on investments          3,420,958                 6,896,162
                                                                 --------------------     ---------------------
  Net increase in net assets resulting from operations                     3,419,241                12,927,816
                                                                 --------------------     ---------------------
DISTRIBUTIONS
  From net realized gain                                                  (4,180,674)               (1,560,781)
                                                                 --------------------     ---------------------
  Total distributions                                                     (4,180,674)               (1,560,781)
                                                                 --------------------     ---------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                               11,823,093                60,376,393
  Reinvestment of distributions                                            4,112,430                 1,544,187
  Amount paid for shares repurchased                                     (22,788,870)              (16,217,001)
                                                                 --------------------     ---------------------
  Net increase in net assets resulting
     from share transactions                                              (6,853,347)               45,703,579
                                                                 --------------------     ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (7,614,780)               57,070,614
                                                                 --------------------     ---------------------

NET ASSETS
  Beginning of period                                                     88,475,412                31,404,798
                                                                 --------------------     ---------------------

  End of period                                                         $ 80,860,632              $ 88,475,412
                                                                 ====================     =====================

  Accumulated undistributed net investment income (loss)
    included in net assets at end of period                               $ (170,776)            $           -
                                                                 --------------------     ---------------------

Capital Share Transactions
  Shares sold                                                                682,429                 3,546,820
  Shares issued in reinvestment of distributions                             230,002                    93,986
  Shares repurchased                                                      (1,333,615)                 (947,930)
                                                                 --------------------     ---------------------

  Net increase (decrease) in capital shares                                 (421,184)                2,692,876
                                                                 ====================     =====================


See accompanying notes which are an integral part of the financial statements.

IMS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED


                                                                                IMS STRATEGIC
                                                                                ALLOCATION FUND
                                                                 ----------------------------------------------

                                                                     SIX MONTHS ENDED
                                                                    DECEMBER 31, 2004          YEAR ENDED
                                                                     (UNAUDITED)             JUNE 30, 2004
                                                                 --------------------     ---------------------
INCREASE/(DECREASE) IN NET ASSETS DUE TO:
OPERATIONS
  Net investment loss                                                     $ (147,279)               $ (142,808)
  Net realized gain (loss) on investments                                   (457,031)                  717,462
  Change in unrealized appreciation (depreciation) on investments          2,558,301                   603,978
                                                                 --------------------     ---------------------
  Net increase in net assets resulting from operations                     1,953,991                 1,178,632
                                                                 --------------------     ---------------------
DISTRIBUTIONS
  From net realized gain                                                    (156,625)                  (97,684)
                                                                 --------------------     ---------------------
  Total distributions                                                       (156,625)                  (97,684)
                                                                 --------------------     ---------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                2,507,823                17,760,420
  Reinvestment of distributions                                              155,929                    96,390
  Amount paid for shares repurchased                                      (1,298,191)               (2,625,664)
                                                                 --------------------     ---------------------
  Net increase in net assets resulting
     from share transactions                                               1,365,561                15,231,146
                                                                 --------------------     ---------------------
TOTAL INCREASE IN NET ASSETS                                               3,162,927                16,312,094
                                                                 --------------------     ---------------------

Net Assets
  Beginning of period                                                     20,212,456                 3,900,362
                                                                 --------------------     ---------------------

  End of period                                                         $ 23,375,383              $ 20,212,456
                                                                 ====================     =====================

  Accumulated undistributed net investment income (loss)
    included in net assets at end of period                               $ (147,279)             $          -
                                                                 --------------------     ---------------------

CAPITAL SHARE TRANSACTIONS
  Shares sold                                                                207,536                 1,482,858
  Shares issued in reinvestment of distributions                              11,680                     8,215
  Shares repurchased                                                        (109,115)                 (217,846)
                                                                 --------------------     ---------------------

  Net increase in capital shares                                             110,101                 1,273,227
                                                                 ====================     =====================


See accompanying notes which are an integral part of the financial statements.

IMS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED

                                                                                 IMS STRATEGIC
                                                                                 INCOME FUND
                                                                 ----------------------------------------------

                                                                     SIX MONTHS ENDED
                                                                    DECEMBER 31, 2004         PERIOD ENDED
                                                                     (UNAUDITED)             JUNE 30, 2004     (a)
                                                                 --------------------     ---------------------
INCREASE/(DECREASE) IN NET ASSETS DUE TO:
OPERATIONS
  Net investment income                                                  $ 2,083,568               $ 2,338,045
  Net realized gain (loss) on investments                                 (1,724,744)                2,282,862
  Net realized gain on option transactions                                   255,025                    49,995
  Change in unrealized appreciation (depreciation)                         5,330,363                (4,917,961)
                                                                 --------------------     ---------------------
  Net increase (decrease) in net assets resulting from operations          5,944,212                  (247,059)
                                                                 --------------------     ---------------------
DISTRIBUTIONS
  From net investment income                                              (1,514,319)               (2,434,737)
  From net realized gain                                                  (2,356,452)                  (73,467)
                                                                 --------------------     ---------------------
  Total distributions                                                     (3,870,771)               (2,508,204)
                                                                 --------------------     ---------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                6,942,248                38,730,331
  Reinvestment of distributions                                            3,363,002                 2,116,574
  Amount paid for shares repurchased                                      (5,373,596)              (14,337,696)
                                                                 --------------------     ---------------------
  Net increase in net assets resulting
     from share transactions                                               4,931,654                26,509,209
                                                                 --------------------     ---------------------
TOTAL INCREASE IN NET ASSETS                                               7,005,095                23,753,946
                                                                 --------------------     ---------------------

NET ASSETS
  Beginning of period                                                     51,334,394                27,580,448
                                                                 --------------------     ---------------------

  End of period                                                         $ 58,339,489              $ 51,334,394
                                                                 ====================     =====================

  Accumulated undistributed net investment income
    included in net assets at end of period                                $ 569,248              $          -
                                                                 --------------------     ---------------------

CAPITAL SHARE TRANSACTIONS
  Shares sold                                                                659,135                 3,548,597
  Shares issued in reinvestment of distributions                             312,047                   195,836
  Shares repurchased                                                        (502,613)               (1,338,992)
                                                                 --------------------     ---------------------

  Net increase in capital shares                                             468,569                 2,405,441
                                                                 ====================     =====================


(a) For period September 1, 2003 through June 30, 2004. The Fund elected to change its fiscal year end to June 30.


See accompanying notes which are an integral part of the financial statements.

IMS FUNDS
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                        IMS CAPITAL VALUE FUND

                                          ---------------------------------------------------------------------------------------
                                           SIX MONTHS        YEAR          YEAR          YEAR           YEAR            YEAR
                                           ENDED DECEMBER    ENDED         ENDED         ENDED          ENDED           ENDED
                                           31, 2004          JUNE          JUNE          JUNE           JUNE            JUNE
                                           (UNAUDITED)       30, 2004      30, 2003      30, 2002       30, 2001        30, 2000
                                          ---------------   -----------   -----------   -----------    -----------    -----------

SELECTED PER SHARE DATA
Net asset value, beginning of period             $ 17.95       $ 14.05       $ 11.93       $ 13.87        $ 13.91        $ 14.56
                                          ---------------   -----------   -----------   -----------    -----------    -----------
Income from investment operations
  Net investment income (loss)                     (0.04)        (0.10)        (0.04) (a)     0.04  (a)     (0.05) (a)     (0.05)(a)
  Net realized and unrealized gain (loss)
  on investments                                    1.00          4.48          2.21         (0.19)          0.50           0.88
                                          ---------------   -----------   -----------   -----------    -----------    -----------
Total from investment operations                    0.96          4.38          2.17         (0.15)          0.45           0.83
                                          ---------------   -----------   -----------   -----------    -----------    -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           -             -         (0.03)            -              -              -
  From net realized gain                           (0.97)        (0.48)            -         (1.79)         (0.49)         (1.48)
  From return of capital                               -             -         (0.02)            -              -              -
                                          ---------------   -----------   -----------   -----------    -----------    -----------
Total distributions                                (0.97)        (0.48)        (0.05)        (1.79)         (0.49)         (1.48)
                                          ---------------   -----------   -----------   -----------    -----------    -----------

Paid in capital from redemption fees (b)               -             -             -             -              -              -
                                          ---------------   -----------   -----------   -----------    -----------    -----------

Net asset value, end of period                   $ 17.94       $ 17.95       $ 14.05       $ 11.93        $ 13.87        $ 13.91
                                          ===============   ===========   ===========   ===========    ===========    ===========

TOTAL RETURN (C)                                   5.37% (d)    31.46%        18.28%        -1.05%          3.72%          6.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                 $ 80,861      $ 88,475      $ 31,405      $ 17,144       $ 11,488       $ 11,585
Ratio of expenses to average net assets            1.51% (e)     1.59%         1.59%         1.59%          1.59%          1.59%
Ratio of expenses to average net assets
   before waiver & reimbursement                   1.65% (e)     1.60%         2.05%         2.23%          2.28%          2.08%
Ratio of net investment income (loss) to
   average net assets                             (0.42) (e)   (0.60)%       (0.34)%         0.29%        (0.39)%        (0.36)%
Ratio of net investment income (loss) to
   average net assets before waiver &
   reimbursement                                  (0.56) (e)   (0.61)%       (0.79)%       (0.35)%        (1.09)%        (0.84)%
Portfolio turnover rate                           18.83%        46.69%        44.72%        33.40%         77.87%         75.69%

(a) Net investment income (loss) per share is based on average shares outstanding during the year.
(b)   Redemption fees resulted in less than $0.01 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)   Not annualized.
(e)   Annualized.


See accompanying notes which are an integral part of the financial statements.

IMS FUNDS
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                            IMS STRATEGIC ALLOCATION FUND

                                                          --------------------------------------------------------------
                                                           SIX MONTHS ENDED
                                                           DECEMBER 31, 2004        YEAR ENDED           PERIOD ENDED
                                                              (UNAUDITED)          JUNE 30, 2004        JUNE 30, 2003   (a)
                                                          --------------------    ----------------     -----------------

SELECTED PER SHARE DATA
Net asset value, beginning of period                                  $ 12.30             $ 10.56               $ 10.00
                                                          --------------------    ----------------     -----------------
Income from investment operations
  Net investment (loss)                                                 (0.08)              (0.15) (b)            (0.05)(b)
  Net realized and unrealized gain (loss) on investments                 1.21                2.00                  0.61
                                                          --------------------    ----------------     -----------------
Total from investment operations                                         1.13                1.85                  0.56
                                                          --------------------    ----------------     -----------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain                                                (0.09)              (0.11)                    -
                                                          --------------------    ----------------     -----------------
Total distributions                                                     (0.09)              (0.11)                    -
                                                          --------------------    ----------------     -----------------

Paid in capital from redemption fees (c)                                    -                   -                     -
                                                          --------------------    ----------------     -----------------

Net asset value, end of period                                        $ 13.34             $ 12.30               $ 10.56
                                                          ====================    ================     =================

TOTAL RETURN (D)                                                        9.19% (e)          17.60%                 5.60% (e)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $ 23,375            $ 20,212               $ 3,900
Ratio of expenses to average net assets                                 1.96% (f)           1.96%                 1.96% (f)
Ratio of expenses to average net assets
   before waiver & reimbursement                                        1.96% (f)           2.19%                 4.75% (f)
Ratio of net investment income (loss) to
   average net assets                                                 (1.41)% (f)         (1.25)%                 0.85% (f)
Ratio of net investment income (loss) to
   average net assets before waiver & reimbursement                   (1.41)% (f)         (1.48)%               (3.65)% (f)
Portfolio turnover rate                                                24.71%             146.64%               226.36%


(a) For the period November 5, 2002 (Commencement of operations) through June 30, 2003.
(b) Net investment loss per share is based on average shares outstanding during the period.
(c)   Redemption fees resulted in less than $0.01 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)   Not annualized.
(f)   Annualized.


See accompanying notes which are an integral part of the financial statements.

IMS FUNDS
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                  IMS STRATEGIC INCOME FUND

                                                            -------------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2004         PERIOD ENDED           PERIOD ENDED
                                                                (UNAUDITED)            JUNE 30, 2004    (a)  AUGUST 31, 2003   (b)
                                                            ---------------------   --------------------   --------------------

SELECTED PER SHARE DATA
Net asset value, beginning of period                                     $ 10.50                $ 11.10                $ 10.00
                                                            ---------------------   --------------------   --------------------
Income from investment operations
  Net investment income                                                     0.40                   0.60 (c)               0.61 (c)
  Net realized and unrealized gain (loss) on investments                    0.73                  (0.56)                  1.00
                                                            ---------------------   --------------------   --------------------
Total from investment operations                                            1.13                   0.04                   1.61
                                                            ---------------------   --------------------   --------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                               (0.29)                 (0.62)                 (0.51)
  From net realized gain                                                   (0.45)                 (0.02)                     -
                                                            ---------------------   --------------------   --------------------
Total distributions                                                        (0.74)                 (0.64)                 (0.51)
                                                            ---------------------   --------------------   --------------------

Paid in capital from redemption fees (d)                                       -                      -                      -
                                                            ---------------------   --------------------   --------------------

Net asset value, end of period                                           $ 10.89                $ 10.50                $ 11.10
                                                            =====================   ====================   ====================

TOTAL RETURN (E) (F)                                                      11.00%                  0.33%                 16.31%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                                         $ 58,339               $ 51,334               $ 27,580
Ratio of expenses to average net assets (g)                                1.72%                  1.63%                  1.96%
Ratio of expenses to average net assets
   before waiver & reimbursement (g)                                       1.72%                  1.63%                  2.14%
Ratio of net investment income to
   average net assets (g)                                                  7.51%                  6.52%                  6.77%
Ratio of net investment income to
   average net assets before waiver & reimbursement (g)                    7.51%                  6.52%                  6.58%
Portfolio turnover rate                                                   83.78%                163.53%                 18.01%

(a) For the period September 1, 2003 to June 30, 2004. The Fund elected to change its fiscal year end to June 30.
(b)   For the period November 5, 2002 (commencement of operations) to
      August 31, 2003.
(c) Net investment income per share is based on average shares outstanding during the period.
(d)   Redemption fees resulted in less than $0.01 per share.
(e)   Not annualized.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g)   Annualized.


See accompanying notes which are an integral part of the financial statements.

                                    IMS FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2004
                                   (UNAUDITED)

NOTE 1.  ORGANIZATION

     IMS Capital Value Fund (the "Value Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on June 6, 2004. The IMS Strategic Allocation Fund (the "Strategic Allocation Fund") and the IMS Strategic Income Fund (the "Strategic Income Fund" and collectively with the Value Fund and the Strategic Allocation Fund, the "Funds") were organized as non-diversified series of the Trust on June 6, 2004. Each of the Value Fund, Allocation Fund and the Income Fund acquired all the assets of the IMS Capital Value Fund, the IMS Strategic Allocation Fund and the IMS Strategic Income Fund, respectively, each a series of AmeriPrime Funds on August 31, 2004 (each a "Predecessor Fund") in a tax-free reorganization. The Predecessor Fund to the Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996. The Predecessor Fund to each of the Strategic Allocation Fund and the Strategic Income Fund were organized on September 30, 2002 and commenced operations on November 5, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment objective of the Value Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment objective of the Allocation Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment objective of the Income Fund is to provide current income. The investment advisor of each Fund is IMS Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

     Securities Valuations - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board"). When pricing securities using the fair value guidelines adopted by the Board, the Advisor seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Advisor at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur. These discrepancies do not necessarily indicate that the fair value methodology is inappropriate. Fair values assigned to securities in the Fund's portfolio will be adjusted, to the extent necessary, as soon as market prices become available. Arbitrage opportunities may exist when trading in a portfolio security is halted and does not resume before the Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on

                                    IMS FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS
                          DECEMBER 31, 2004 - CONTINUED
                                   (UNAUDITED)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     Option writing - When each Fund writes an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has realized a gain or loss. Each Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Federal Income Taxes- There is no provision for federal income tax. The Funds' intend to qualify each year as a "regulated investment companies" under sub-chapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

     Security Transactions and Related Income- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

    Dividends and Distributions- The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Allocation Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Each Fund retains IMS Capital Management, Inc. to manage its investments. Under the terms of the respective management agreements (the "Agreements"), the Advisor manages each Fund's investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.26% of the average daily net assets of each Fund. For the six months ended December 31, 2004, the Advisor earned fees, before reimbursement, of $513,913, $131,123 and $349,166 from the Value Fund, Allocation Fund and Income Fund, respectively.

       The Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.48% of average daily net assets with respect to the Value Fund, and 1.96% of average daily net assets with respect to the Allocation Fund and Income Fund, through October 31, 2006. Prior to August 31, 2004, the Advisor had contractually agreed to waive

                                    IMS FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS
                          DECEMBER 31, 2004 - CONTINUED
                                   (UNAUDITED)

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

fees and/or reimburse expenses to maintain total operating expenses at 1.59% of average daily net assets for the Value Fund. For the six months ended December 31, 2004, the Advisor waived fees of $57,985 for the Value Fund. With respect to the Allocation Fund and Income Fund, any waiver or reimbursement of organizational or operating expenses by the Advisor is subject to repayment by the applicable Fund in the first, second and third fiscal years following the year in which any such reimbursement or waiver occurs, if the Fund is able to make the payment without exceeding the above described expense limitations. For the six months ended December 31, 2004, the Income Fund repaid $6,302 to the Advisor. The Income Fund has re-paid the Advisor for all reimbursed expenses. The remaining amounts subject to repayment by the Allocation Fund, pursuant to the aforementioned conditions, at December 31, 2004, was as follows:

                                      To be repaid
       Fund              Amount        by June 30,
--------------------   ------------   --------------

  Allocation Fund        $ 42,945         2006
                           17,684         2007

      At December 31, 2004, the Advisor was owed $43,921, $8,184, and $62,313 from the Value Fund, Allocation Fund and Income Fund, respectively, for its advisory services.

      Each Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For those services Unified receives a monthly fee from each Fund equal to an annual rate of 0.10% of the Fund's average daily net assets under $50 million, 0.07% of the Fund's average daily net assets from $50 million to $100 million, 0.05% of the Fund's average daily net assets from $100 million to $150 million, and 0.03% of the Fund's average daily net assets over $150 million, (subject to a minimum fee of $2,500 per month). For the six months ended December 31, 2004, Unified earned $35,543, $15,100, and $30,103 from the Value Fund, Allocation Fund, and Income Fund, respectively.

       Each Fund also retains Unified to act as each Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from each Fund of $1.25 per shareholder (subject to a minimum monthly fee of $1,250), plus reimbursement of out-of-pocket expenses, for these transfer agency services. For the six months ended December 31, 2004, Unified received fees of $14,063, $7,604, and $8,934 from the Value Fund, Allocation Fund, and Income Fund, respectively for transfer agent services provided to the Funds and $12,969, $3,813, and $6,308 from the Value Fund, Allocation Fund, and Income Fund, respectively, in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Funds. For its services as fund accountant, Unified receives an annual fee from each Fund equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, 0.03% of the Fund's assets from $100 million to $150 million, and 0.02% of the Fund's net assets over $150 million (subject to various monthly minimum fees, the maximum being $1,666). For the six months ended December 31, 2004, Unified earned $21,308, $9,019, and $13,461 from the Value Fund, Allocation Fund, and Income Fund, respectively. A Trustee and the officers of the Trust are employees of Unified and/or shareholders of Unified Financial Services, Inc. (the parent of Unified).

       Each Fund retains Unified Financial Securities, Inc., (the "Distributor") a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of its shares. There were no payments made to the Distributor by the Funds for the six months ended December 31, 2004. A Trustee has an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor) and an officer of the Trust is an officer of the Distributor. As a result, those persons may be deemed to be affiliates of the Distributor.

                                    IMS FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS
                          DECEMBER 31, 2004 - CONTINUED
                                   (UNAUDITED)
NOTE 4.  INVESTMENTS

      For the six months ended December 31, 2004, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

                                               VALUE           ALLOCATION           INCOME
                                               FUND               FUND               FUND
                                          ----------------  -----------------   ---------------
PURCHASES
     U.S. Government Obligations            $           -      $           -     $           -
     Other                                     14,682,235          8,439,745        30,526,244
SALES
     U.S. Government Obligations            $           -      $           -     $           -
     Other                                     26,213,347          4,665,182        28,017,735

As of December 31, 2004, the net unrealized appreciation of investments for tax purposes was as follows:

                                                VALUE           ALLOCATION          INCOME
                                                FUND               FUND              FUND
                                          ------------------  ---------------  ------------------
Gross Appreciation                             $ 16,324,005      $ 3,388,924         $ 3,828,585
Gross (Depreciation)                               (402,473)          (6,108)         (2,957,188)
                                          ------------------  ---------------  ------------------
Net Appreciation / (Depreciation)
         on Investments                        $ 15,921,532      $ 3,382,816           $ 871,397
                                          ==================  ===============  ==================

At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $64,997,248, $20,015,343, and $57,616,404 for the Value Fund,
Allocation Fund, and Income Fund, respectively.

NOTE 5.  ESTIMATES

       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

       The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2004, National Financial Securities Corp. ("National Financial") held 44.58% of the Value Fund, 80.53% of the Allocation Fund, and 54.86% of the Income Fund, in an omnibus account for the benefit of others. As a result, National Financial may be deemed to control each Fund.

                                    IMS FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS
                          DECEMBER 31, 2004 - CONTINUED
                                   (UNAUDITED)
NOTE 7. WRITTEN CALL OPTIONS

INCOME FUND. As of December 31, 2004, portfolio securities valued at $3,660,327 were held in escrow by the custodian as cover for written call options by the Income Fund.

       Transactions in written call options during the six months ended December 31, 2004 for the Income Fund were as follows:


                                                            NUMBER OF CONTRACTS          PREMIUMS
                                                           (1 CONTRACT = 100 SHARES)     RECEIVED
                                                         ----------------------------   ------------

Options outstanding at June 30, 2004                                         3,816        $ 135,736

Written options                                                              5,069          129,420

Options terminated in closing purchase transactions                              -                -

Options expired                                                             (7,270)        (227,191)

Options exercised                                                             (693)         (27,834)
                                                         --------------------------    -------------
Options outstanding at December 31, 2004                                       922         $ 10,131
                                                         ==========================    =============

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

VALUE FUND. On December 18, 2003, the Value Fund paid capital gains distributions of $0.4759 per share to shareholders of record on December 17, 2003.

The tax characterization of distributions for the fiscal years ended June 30, 2004 and 2003 was as follows:

Distributions paid from:               2004              2003
                                  ----------------  ---------------
     Ordinary income                  $         -         $ 39,209
     Short-term Capital Gain              680,525                -
     Long-term Capital Gain               880,256                -
     Return of Capital                          -           31,729
                                  ----------------  ---------------
                                      $ 1,560,781         $ 70,938
                                  ================  ===============

On December 28, 2004, the Value Fund paid long-term and short-term capital gains distributions totaling $0.9712 per share or $4,180,674 to shareholders of record on December 27, 2004.

ALLOCATION FUND. On December 18, 2003, the Allocation Fund paid a short-term capital gain distribution of $0.1134 per share to shareholders of record on December 17, 2003.

The tax characterization of distributions for the fiscal year ended June 30, 2004 and period ended June 30, 2003 was as follows:

Distributions paid from:               2004            2003
                                  ---------------  -------------
     Ordinary income                 $       -       $      -
     Short-term Capital Gain            97,684              -
     Long-term Capital Gain                  -              -
                                  ---------------  -------------
                                     $ 97,684        $      -
                                  ===============  =============

On December 28, 2004, the Allocation Fund paid a short-term capital gain distribution of $0.0899 per share or $156,625 to shareholders of record on December 27, 2004.

                                    IMS FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS
                          DECEMBER 31, 2004 - CONTINUED
                                   (UNAUDITED)

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

INCOME FUND. For the period ended June 30, 2004, the Income Fund paid monthly income distributions totaling $0.6199 per share. On December 18, 2003, the Income Fund paid a short-term capital gain distribution of $0.0196 per share to shareholders of record on December 17, 2003.

The tax characterization of distributions for periods ended June 30, 2004 and 2003 was as follows:

Distributions paid from:             2004             2003
                                ---------------   -------------
     Ordinary income               $ 2,434,737       $ 632,612
     Short-term Capital Gain            73,467               -
     Long-term Capital Gain                  -               -
                                ---------------   -------------
                                   $ 2,508,204       $ 632,612
                                ===============   =============

For the six months ended December 31, 2004, the Income Fund paid monthly income distributions totaling $0.2928 per share or $1,514,319. For the six months ended December 31, 2004, the Income Fund paid short-term capital gains distributions totaling $0.0372 per share or $193,506. On December 28, 2004, the Income Fund paid long-term and short-term capital gains distributions totaling $0.4124 per share or $601,462 to shareholders of record on December 27, 2004.

As of June 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                    Value            Allocation           Income
                                                    Fund                Fund               Fund
                                               ----------------    ---------------   -----------------

Undistributed ordinary income                     $    656,675        $   398,506        $    601,454
Undistributed long-term capital gain                 3,468,785            156,629           1,561,476
Unrealized appreciation/(depreciation)              12,419,757            781,146          (4,502,724)
                                               ----------------    ---------------   -----------------
                                                  $ 16,545,217        $ 1,336,281        $ (2,339,794)
                                               ================    ===============   =================

As of June 30, 2004, the difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.

The Funds' Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (800) 934-5550 to request a copy of the SAI or to make shareholder inquiries.

                                  PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the twelve month period ended June 30, 2004, are available without charge upon request by (1) calling the Funds at
(800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES
Gary E. Hippenstiel
Stephen A. Little
Daniel J. Condon
Ronald C. Tritschler

OFFICERS
Anthony J. Ghoston, President
Thomas G. Napurano, Chief Financial Officer and Treasurer
Freddie Jacobs, Jr., Secretary
Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR
IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, Oregon 97266

DISTRIBUTOR
Unified Financial Securities, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana 46204

INDEPENDENT ACCOUNTANTS
Cohen McCurdy, Ltd.
826 Westpoint Pkwy., Suite 1250
Westlake, Ohio 44145

LEGAL COUNSEL
Thompson Coburn LLP
One U.S. Bank Plaza
St. Louis, Missouri 63101

CUSTODIAN
Huntington National Bank
41 South High St.
Columbus, Ohio 43215

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana 46204



This report is intended only for the information of shareholders or those who have received the Funds' prospectus which contains information about each Fund's management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member NASD/SIPC

ITEM 2. CODE OF ETHICS.  - Not applicable


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. - Not applicable


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  - Not applicable


ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES. -  Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS. Not applicable - schedule filed with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS. Not applicable.


ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS.  Not applicable.


ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of December 22, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11.  EXHIBITS.

(a)(1)   Not Applicable


(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)   Not Applicable

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Unified Series Trust

By (Signature and Title)
*  /s/ Anthony Ghoston
------------------------------------
         Anthony Ghoston, President

Date  3/11/05
     --------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
*  /s/ Anthony Ghoston
--------------------------------
      Anthony Ghoston, President

Date       3/11/05
--------------------------------

By (Signature and Title)
*    /s/ Thomas Napurano
-----------------------------------
      Thomas Napurano, Treasurer

Date 3/11/05
---------------------------------